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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 13, 2013, in Amendment No. 1 to the Registration Statement (Form S-11 No. 333-188608) and related Prospectus of Gaming and Leisure Properties, Inc. dated June 28, 2013.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 26, 2013

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm